UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 18, 2005

LaCROSSE FOOTWEAR, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

18550 NE Riverside Parkway, Portland, Oregon 97230

(Address of principal executive offices, including zip code)

(503) 776-1010

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LaCROSSE FOOTWEAR, INC.
FORM 8-K

INDEX TO CURRENT REPORT ON FORM 8-K

Item	Description	Page

5.02	Departure of directors or principal officers; election of directors; appointment of principal officers	1

9.01	Financial Statements and Exhibits	1

                         (c)      Exhibits

Exhibit No.	Description
99.1	LaCrosse Footwear, Inc. Press Release, dated March 20, 2005, announcing the death of Chairman of the Board, George W. Schneider, and the appointment of Richard A. Rosenthal as Chairman.

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LaCROSSE FOOTWEAR, INC.
FORM 8-K

Item 5.02. Departure of directors or principal officers; election of directors; appointment of principal officers

     On March 20, 2005, LaCrosse Footwear, Inc. (the “Company”) issued a press release announcing that George W. Schneider, 82, the Company’s Chairman of the Board for 23 years, passed away on March 18, 2005, after a brief illness. Richard A. Rosenthal was appointed to succeed Mr. Schneider as Chairman, effective March 20, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

     Mr. Rosenthal, 72, has served as Vice Chairman of the Board of the Company since May 2000 and as a director of the Company since June 1990. Mr. Rosenthal was the Chief Executive Officer of Saint Joseph Bank Corporation from 1962 until 1986. Mr. Rosenthal was the Director of Athletics at the University of Notre Dame from 1987 until August 1, 1995. Mr. Rosenthal is a director of Advanced Drainage Systems, Inc. and Toefco Engineering, Inc., and is a member of the advisory board of CID Investment Partners and RFE Investment Partners.

     There are no arrangements or understandings between Mr. Rosenthal and any other person pursuant to which Mr. Rosenthal was elected as Chairman. Mr. Rosenthal is not a family member of any director or executive officer of the Company. There are no transactions in which Mr. Rosenthal has an interest requiring disclosure under Item 404(a) of Regulation S-K.

     The terms of Mr. Rosenthal’s compensation arrangement for his role as Chairman have not been determined at the time of this report, and will be filed under an amended report on Form 8-K/A when determined.

Item 9.01. Financial statements and exhibits

     (c) Exhibits

Exhibit No.	Description

99.1	LaCrosse Footwear, Inc. Press Release, dated March 20, 2005, announcing the death of Chairman of the Board, George W. Schneider, and the appointment of Richard A. Rosenthal as Chairman.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

LaCROSSE FOOTWEAR, INC.
Dated: March 23, 2005	By:	/s/ David P. Carlson
David P. Carlson
Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	LaCrosse Footwear, Inc. Press Release, dated March 20, 2005, announcing the death of Chairman of the Board, George W. Schneider, and the appointment of Richard A. Rosenthal as Chairman.

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